UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware				62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K of Forward Air Corporation a Tennessee corporation (“FWRD-Tennessee”), as filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2025 (the “Prior 8-K”), on April 30, 2025, in order to change the state of its incorporation from Tennessee to Delaware (the “Reincorporation”), FWRD-Tennessee entered into a Plan of Merger, disclosed as Exhibit 2.1 on the Prior 8-K (the “Merger Agreement”), pursuant to which, at 10:45 a.m. on June 13, 2025 (the “Effective Time”), FWRD-Tennessee merged with and into FA-Delaware Corporation, a Delaware corporation (“FWRD-Delaware”), subject to the terms and conditions set forth in the Merger Agreement. The Reincorporation is further described in FWRD-Tennessee’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 13, 2025 (the “Proxy Statement”). FWRD-Delaware is the surviving corporation in the Merger and, at the Effective Time, changed its name to Forward Air Corporation (the “Surviving Corporation”). As a result of the Merger, the former shareholders of FWRD-Tennessee are now stockholders of the Surviving Corporation. This Current Report on Form 8-K is being filed for the purpose of establishing the Surviving Corporation as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. Pursuant to Section 12g-3(a) under the Exchange Act, as the Surviving Corporation is a successor issuer, its shares of common stock, par value $0.01 per share, are deemed registered under Section 12(b) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

On June 13, 2025, FWRD-Tennessee merged with and into FWRD-Delaware and, as a result, with the Surviving Corporation incorporated in Delaware. The Merger Agreement was approved by the requisite vote of FWRD-Tennessee’s shareholders at FWRD-Tennessee’s Annual Meeting of Shareholders held on June 11, 2025 (the “Annual Meeting”). Other than the change in the state of incorporation, the Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of FWRD-Tennessee, nor did it result in any change in location of FWRD-Tennessee’s employees, including FWRD-Tennessee’s management. In addition, the board of directors of the Surviving Corporation consisted of those persons elected or appointed to the board of directors of FWRD-Tennessee as of immediately prior to the Effective Time, who will continue to serve on the board of directors of the Surviving Corporation, and the individuals who served as executive officers of FWRD-Tennessee immediately prior to the Reincorporation will continue to serve as executive officers of the Surviving Corporation. Furthermore, the Surviving Corporation’s common stock will continue to trade on the Nasdaq stock exchange under the symbol “FWRD.”

As of June 13, 2025, the rights of the Surviving Corporation’s stockholders began to be governed by the Delaware General Corporation Law (“DGCL”) and the Amended and Restated Certificate of Incorporation and Bylaws of the Surviving Corporation are attached hereto as Exhibits 3.1 and 3.2, respectively. The Amended and Restated Certificate of Incorporation and Bylaws of the Surviving Corporation include certain provisions which are required by the DGCL and may alter the rights of stockholders and powers of management. For additional description and discussion of these changes, please refer to FWRD-Tennessee’s Proxy Statement.

In addition, a description of the common stock and preferred stock of the Surviving Corporation is set forth as Exhibit 4.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Resignations

On June 11, 2025, Javier Polit and Laurie A. Tucker resigned as members of the board of directors of FWRD-Tennessee, effective June 11, 2025. Mr. Polit and Ms. Tucker did not resign as a result of any disagreement with FWRD-Tennessee on any matter relating to FWRD-Tennessee’s operations, policies, or practices.

The information set forth below in Item 5.07 of this Current Report on Form 8-K under the heading “Tendered Resignation” is incorporated into this Item 5.02 by reference.

Appointment of Executive Chairman and Lead Independent Director

On June 11, 2025, at the recommendation of the Corporate Governance and Nominating Committee (the “Committee”) of the board of directors of FWRD-Tennessee, the board of directors of FWRD-Tennessee appointed Jerome Lorrain, an independent director, to the position of Executive Chairman, effective June 11, 2025. As Executive Chairman, Mr. Lorrain will continue to serve as a member of the board of directors of FWRD-Tennessee. In addition, in connection with Mr. Lorrain’s appointment as Executive Chairman and at the recommendation of the Committee, on June 11, 2025, the board of directors of FWRD-Tennessee appointed Paul Svindland to serve as the Lead Independent Director of the board of directors of FWRD-Tennessee, effective June 11, 2025.

Mr. Lorrain, age 49, has over 30 years of experience serving in a variety of roles in the logistics and transportation industry. He previously served as Chief Operating Officer of CEVA Logistics, a global end-to-end logistics company, from July 2014 to June 2020 and currently serves as director of Log-Hub, a private supply chain solution and optimization company, and as the executive chairman of Fluent Cargo, a private routing solutions provider. In addition, Mr. Lorrain formerly served as a director of SeaFrigo and as the chairman of Arrive Logistics, and Pilot Freight Services from 2020 until its privatization in 2022.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving FWRD-Tennessee and Mr. Lorrain.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2025, FWRD-Tennessee held its Annual Meeting, at which FWRD-Tennessee’s shareholders approved the proposals described in the Proxy Statement.

Proposal 1

FWRD-Tennessee’s shareholders elected eleven individuals to the board of directors of FWRD-Tennessee to serve until the 2026 annual meeting of shareholders, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles L. Anderson	32,237,032	1,404,268	2,297,142
Dale W. Boyles	32,069,009	1,572,291	2,297,142
Robert L. Edwards, Jr.	32,135,421	1,505,879	2,297,142
Christine M. Gorjanc	32,100,184	1,541,116	2,297,142
Michael B. Hodge	32,233,197	1,408,103	2,297,142
Jerome Lorrain	32,078,456	1,562,844	2,297,142
George S. Mayes, Jr.	14,664,860	18,976,440	2,297,142
Javier Polit	17,408,801	16,232,499	2,297,142
Shawn Stewart	31,726,292	1,915,008	2,297,142
Paul Svindland	32,115,993	1,525,307	2,297,142
Laurie A. Tucker	17,397,006	16,244,294	2,297,142

Proposal 2

FWRD-Tennessee’s shareholders voted to approve FWRD-Tennessee’s 2025 Omnibus Incentive Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions
27,709,684	5,607,556	324,060

Proposal 3

FWRD-Tennessee’s shareholders voted to approve FWRD-Tennessee’s 2025 Non-Employee Director Stock Plan, as set forth below:

Votes For	Votes Against	Abstentions
30,841,654	2,566,769	232,877

Proposal 4

FWRD-Tennessee’s shareholders voted to approve, on a non-binding, advisory basis, the compensation of FWRD-Tennessee’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions
30,806,853	2,596,290	238,157

Proposal 5

FWRD-Tennessee’s shareholders ratified the appointment of KPMG LLP as FWRD-Tennessee’s independent registered public accounting firm for the 2025 fiscal year, as set forth below:

Votes For	Votes Against	Abstentions
35,818,294	60,667	59,481

Proposal 6

FWRD-Tennessee’s shareholders voted to approve the Merger Agreement to effect the Reincorporation of FWRD-Tennessee from the State of Tennessee to the State of Delaware, as set forth below:

Votes For	Votes Against	Abstentions
33,535,108	95,303	10,889

Tendered Resignation and Reduce Board Size

Mr. Mayes received a greater number of “WITHHELD” votes than “FOR” votes at the Annual Meeting for his re-election to the board of directors of FWRD-Tennessee. In accordance with the Corporate Governance Guidelines of FWRD-Tennessee, Mr. Mayes promptly tendered his resignation to the Committee on June 11, 2025 following the certification of the election results (the “Resignation”). In addition, Mr. Mayes also tendered his resignation as independent Chairman of the board of directors of FWRD-Tennessee. The Committee considered the

Resignation and recommended to the board of directors of FWRD-Tennessee that it accept the Resignation. The board of directors of FWRD-Tennessee accepted the tendered Resignation, effective June 11, 2025. Mr. Mayes did not participate in the review and decision of the board of directors of FWRD-Tennessee or the Committee regarding the Resignation. In addition, the board of directors of FWRD-Tennessee accepted Mr. Mayes’ resignation as independent Chairman of the board of directors of FWRD-Tennessee.

On June 11, 2025, in connection with the resignations of Mr. Polit and Ms. Tucker, and as a result of the decision of the board of directors of FWRD-Tennessee to accept the tendered Resignation of Mr. Mayes, the board of directors of FWRD-Tennessee reduced the size of the Board from eleven directors to eight directors, effective June 11, 2025.

Item 7.01.	Regulation FD Disclosure.

On June 12, 2025, FWRD-Tennessee issued a press release announcing results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

3.1	Amended and Restated Certificate of Incorporation of Forward Air Corporation, as currently in effect.

3.2	Bylaws of Forward Air Corporation, as currently in effect.

4.1	Description of Capital Stock of Forward Air Corporation.

99.1	Press Release of Forward Air Corporation, dated June 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: June 13, 2025	By:	/s/ Shawn Stewart
	Name: Title:	Shawn Stewart Chief Executive Officer